Exhibit 99.1

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com
For immediate release:
Contact:
Shawn Roberts
TSYS Investor Relations
+1.706.644.6081
shawnroberts@tsys.com
TSYS Reports Second Quarter 2011 Results
COLUMBUS, Ga., July 26, 2011 — TSYS (NYSE: TSS) today reported results for the second quarter of 2011 with total revenues of $447.6 million, an increase of 3.9% over 2010. Excluding a 2010 termination fee, total revenues were up 6.2%. Basic earnings per share from continuing operations were $0.28, an increase of 10.1% over 2010, and increased 25.4% excluding the 2010 termination fee.
“We continue to see the improvements that we expected in 2011 as evidenced by our year over year quarterly revenue growth with and without the termination fee. Our North America Services segment had an increase in revenues before reimbursable items of 3.2% and operating income growth of 13.0% excluding the 2010 termination fee. In our International Services segment, revenues before reimbursable items increased 14.1% on a constant currency basis as a result of new business and organic growth. Our Merchant Services segment had an increase in revenues before reimbursable items of 1.3% and operating income growth of 10.0%,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.
For the six months ended June 30, 2011, total revenues increased 3.9% over 2010 and were up 8.1% excluding 2010 termination fees. Basic earnings per share from continuing operations were $0.53, a 3.0% increase over 2010, and increased 29.8% excluding 2010 termination fees.
“Our year to date results confirm our confidence in the improving economic conditions and our expectation that we will be successful at achieving our full year guidance for 2011. Since the beginning of 2011, we have deployed approximately $252 million of capital for share repurchases and acquisitions as we continue to invest in our future growth,” said Tomlinson.
Conference Call
TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, July 26. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures
This press release and the financial highlights section of this release contain the non-GAAP financial measures of revenues and basic EPS excluding revenues from termination fees and revenues and operating results on a constant currency basis, respectively, to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.
Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 10 and 11 of this release.
About TSYS
TSYS (NYSE: TSS) is reshaping a new era in digital commerce, connecting consumers, merchants, financial institutions, businesses and governments. Through unmatched customer service and industry insight, TSYS creates a better experience for buyers and sellers, supporting cross-border payments in more than 85 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare, installments, money transfer and more, TSYS makes it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.
TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks. For more information, please visit us at www.tsys.com.
Forward-Looking Statements
This press release contains “forward-looking statements” — that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ belief that it will achieve its financial guidance for 2011, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: adverse developments with respect to entering into contracts with new clients and retaining current clients; continued consolidation and turmoil in the financial services and other industries during 2011, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; TSYS is unable to control expenses and increase market share both domestically and internationally; TSYS is unable to manage the impact of slowing economic conditions and consumer spending; the material breach of security of any of TSYS’ systems; the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on TSYS and on our clients; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.
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TSYS Announces Second Quarter 2011 Earnings

TSYS
Financial Highlights
(unaudited)
(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
			Percent			Percent
	2011	2010	Change	2011	2010	Change

Total revenues	$447,554	430,887	3.9%	$876,985	844,350	3.9%

Cost of services	312,052	295,880	5.5	613,543	586,418	4.6
Selling, general and administrative expenses	56,973	55,178	3.3	111,885	98,391	13.7

Operating income	78,529	79,829	(1.6)	151,557	159,541	(5.0)

Nonoperating expenses	(841)	(1,172)	28.2	(1,568)	(1,433)	(9.4)

Income from continuing operations before income taxes, noncontrolling interests and equity in income of equity investments	77,688	78,657	(1.2)	149,989	158,108	(5.1)
Income taxes	23,658	28,272	(16.3)	48,815	56,369	(13.4)

Income from continuing operations before noncontrolling interests and equity in income of equity investments	54,030	50,385	7.2	101,174	101,739	(0.6)
Equity in income of equity investments	617	2,366	(73.9)	2,885	3,259	(11.5)

Income from continuing operations, net of tax	54,647	52,751	3.6	104,059	104,998	(0.9)
Loss from discontinued operations, net of tax	—	(273)	nm	—	(701)	nm

Net income	54,647	52,478	4.1	104,059	104,297	(0.2)
Net income attributable to noncontrolling interests	(900)	(2,774)	67.6	(1,522)	(3,267)	53.4

Net income attributable to TSYS common shareholders	$53,747	49,704	8.1%	$102,537	101,030	1.5%

Basic earnings per share:
Income from continuing operations to TSYS common shareholders	$0.28	0.25	10.1%	$0.53	0.52	3.0%

Loss from discontinued operations to TSYS common shareholders	—	(0.00)	nm	—	(0.00)	nm

Net income attributable to TSYS common shareholders	$0.28	0.25	10.8%	$0.53	0.51	3.7%

Diluted earnings per share:
Income from continuing operations to TSYS common shareholders	$0.28	0.25	10.0%	$0.53	0.52	2.8%

Loss from discontinued operations to TSYS common shareholders	—	(0.00)	nm	—	(0.00)	nm

Net income attributable to TSYS common shareholders	$0.28	0.25	10.5%	$0.53	0.51	3.5%

Dividends declared per share	$0.07	0.07		$0.14	0.14

Amounts attributable to TSYS common shareholders:
Income from continuing operations, net of tax	$53,747	49,977	7.5%	$102,537	101,731	0.8%
(Loss) income from discontinued operations, net of tax	—	(273)	nm	—	(701)	nm

Net income	$53,747	49,704	8.1%	$102,537	101,030	1.5%

nm = not meaningful
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TSYS Announces Second Quarter 2011 Earnings

TSYS
Earnings Per Share
(unaudited)
(in thousands, except per share data)

	Three Months Ended		Three Months Ended		Six Months Ended		Six Months Ended
	June 30, 2011		June 30, 2010		June 30, 2011		June 30, 2010
	Common	Participating	Common	Participating	Common	Participating	Common	Participating
	Stock	Securities	Stock	Securities	Stock	Securities	Stock	Securities

Basic Earnings per share:
Net income	$53,747		49,704		$102,537		101,030
Less income allocated to nonvested awards	(191)	191	(250)	250	(383)	383	(514)	514

Net income allocated to common stock for EPS calculation ( a )	$53,556	191	49,454	250	$102,154	383	100,516	514

Average common shares outstanding ( b )	191,935	690	196,346	998	192,390	727	196,253	1,007

Average common shares and participating securities	192,625		197,344		193,117		197,260

Basic Earnings per share ( a )/( b )	$0.28	0.28	0.25	0.25	$0.53	0.53	0.51	0.51

Diluted Earnings per share:
Net income	$53,747		49,704		$102,537		101,030
Less income allocated to nonvested awards	(190)	190	(250)	250	(382)	382	(514)	514

Net income allocated to common stock for EPS calculation ( c )	$53,557	190	49,454	250	$102,155	382	100,516	514

Average common shares outstanding	191,935	690	196,346	998	192,390	727	196,253	1,007
Increase due to assumed issuance of shares related to common equivalent shares outstanding	459		85		366		87

Average common and common equivalent shares outstanding ( d )	192,394	690	196,431	998	192,756	727	196,340	1,007

Average common and common equivalent shares and participating securities	193,084		197,429		193,483		197,347

Diluted Earnings per share ( c )/( d )	$0.28	0.28	0.25	0.25	$0.53	0.53	0.51	0.51

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TSYS Announces Second Quarter 2011 Earnings

TSYS
Segment Breakdown
(unaudited)
(in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2011	2010	$	%	2011	2010	$	%

Revenues before reimbursable items
North America Services	$198,775	202,061	(3,286)	(1.6)%	393,365	417,371	(24,006)	(5.8)%
International Services	93,778	74,769	19,009	25.4%	181,198	151,050	30,148	20.0%
Merchant Services	93,041	91,889	1,152	1.3%	179,560	148,661	30,899	20.8%
Intersegment revenues	(5,383)	(5,980)	597	10.0%	(11,269)	(11,682)	413	3.5%

Revenues before reimbursable items from external customers	$380,211	362,739	17,472	4.8%	742,854	705,400	37,454	5.3%

Total revenues
North America Services	$233,903	236,810	(2,907)	(1.2)%	464,461	491,038	(26,577)	(5.4)%
International Services	97,670	77,987	19,683	25.2%	188,380	157,379	31,001	19.7%
Merchant Services	123,084	123,906	(822)	(0.7)%	238,840	211,225	27,615	13.1%
Intersegment revenues	(7,103)	(7,816)	713	9.1%	(14,696)	(15,292)	596	3.9%

Revenues from external customers	$447,554	430,887	16,667	3.9%	876,985	844,350	32,635	3.9%

Depreciation and amortization
North America Services	$19,926	18,891	1,035	5.5%	39,392	39,294	98	0.2%
International Services	11,960	8,597	3,363	39.1%	23,668	17,192	6,476	37.7%
Merchant Services	9,313	12,253	(2,940)	(24.0)%	18,460	20,791	(2,331)	(11.2)%
Corporate Admin	768	611	157	25.7%	1,515	1,593	(78)	(4.9)%

Total depreciation and amortization	$41,967	40,352	1,615	4.0%	83,035	78,870	4,165	5.3%

Segment operating income
North America Services	$64,068	66,218	(2,150)	(3.2)%	119,268	136,006	(16,738)	(12.3)%
International Services	10,122	11,673	(1,551)	(13.3)%	21,147	22,956	(1,809)	(7.9)%
Merchant Services	25,708	23,367	2,341	10.0%	52,631	41,223	11,408	27.7%
Corporate Admin	(21,369)	(21,429)	60	0.3%	(41,489)	(40,644)	(845)	(2.1)%

Operating income	$78,529	79,829	(1,300)	(1.6)%	151,557	159,541	(7,984)	(5.0)%

Other:
Reimbursable items:
North America Services	$35,128	34,749	379	1.1%	71,096	73,667	(2,571)	(3.5)%
International Services	3,892	3,218	674	20.9%	7,183	6,329	854	13.5%
Merchant Services	30,043	32,017	(1,974)	(6.2)%	59,280	62,563	(3,283)	(5.2)%
Intersegment revenues	(1,719)	(1,836)	117	6.4%	(3,428)	(3,609)	181	5.0%

Reimbursable items	$67,344	68,148	(804)	(1.2)%	134,131	138,950	(4,819)	(3.5)%

Volumes:
FTEs (continuing operations)
North America Services					4,327	4,433	(106)	(2.4)%
International Services					2,217	1,921	296	15.4%
Merchant Services					1,185	1,096	89	8.1%
Corporate Admin					380	330	50	15.2%

FTEs					8,109	7,780	329	4.2%

					At		Change

Total assets (in thousands)					6/30/2011	12/31/2010	$	%

North America Services					1,605,973	1,632,882	(26,909)	(1.6)%
International Services					434,458	408,880	25,578	6.3%
Merchant Services					492,929	460,750	32,179	7.0%
Intersegment assets					(701,082)	(550,251)	(150,831)	(27.4)%

Total assets					1,832,278	1,952,261	(119,983)	(6.1)%

	Three Months Ended June 30,				Six Months Ended June 30,
			Change				Change
	2011	2010	Inc(Dec)%		2011	2010	Inc(Dec)%

North America Segment:
Accounts on File (AOF) (in millions)					328.3	290.7	37.6	12.9%
Transactions (in millions)	1,795.1	1,563.7	231.4	14.8%	3,421.9	3,021.9	400.0	13.2%

International Segment:
AOF (in millions)					47.8	42.1	5.6	13.4%
Transactions (in millions)	340.6	297.9	42.8	14.4%	666.6	579.1	87.5	15.1%

Merchant Segment:
Point-of-sale Transactions (in millions)	1,269.0	1,420.5	(151.5)	(10.7)%	2,475.8	2,734.8	(258.9)	(9.5)%
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TSYS Announces Second Quarter 2011 Earnings

TSYS
Balance Sheet
(in thousands)

	Jun 30, 2011	Dec 31, 2010
	(unaudited)	(unaudited)

Assets
Current assets:
Cash and cash equivalents	$263,334	394,795
Restricted cash	18	434
Accounts receivable, net	226,327	238,283
Deferred income tax assets	12,090	11,090
Prepaid expenses and other current assets	85,892	77,211

Total current assets	587,661	721,813
Property and equipment, net	293,637	300,102
Computer software, net	228,521	246,424
Contract acquisition costs, net	167,450	166,251
Goodwill	357,151	320,399
Equity investments, net	81,951	77,127
Other intangible assets, net	85,596	83,118
Other assets	30,311	37,027

Total assets	$1,832,278	1,952,261

Liabilities
Current liabilities:
Current portion of notes payable	$38,813	39,557
Accrued salaries and employee benefits	19,457	27,414
Accounts payable	29,189	36,068
Current portion of obligations under capital leases	13,293	13,191
Other current liabilities	128,452	111,040

Total current liabilities	229,204	227,270
Notes payable, excluding current portion	188,102	194,703
Deferred income tax liabilities	189	42,547
Obligations under capital leases, excluding current portion	25,913	30,573
Other long-term liabilities	60,212	53,363

Total liabilities	503,620	548,456

Redeemable noncontrolling interest	—	146,000

Equity
Shareholders’ equity:
Common stock	20,140	20,133
Additional paid-in capital	136,072	119,722
Accumulated other comprehensive income, net	8,334	(2,585)
Treasury stock	(149,194)	(115,449)
Retained earnings	1,294,877	1,219,303

Total shareholders’ equity	1,310,229	1,241,124

Noncontrolling interests in consolidated subsidiaries	18,429	16,681

Total equity	1,328,658	1,257,805

Total liabilities and equity	$1,832,278	1,952,261

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TSYS Announces Second Quarter 2011 Earnings

TSYS
Cash Flow
(unaudited)
(in thousands)

	Six Months Ended June 30,
	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$104,059	104,297
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(2,885)	(3,259)
Dividends received from equity investments	13	2,698
Net loss (gain) on currency translation adjustments	574	136
Depreciation and amortization	83,035	78,966
Amortization of debt issuance costs	77	77
Share-based compensation	8,644	7,956
Excess tax benefit from share-based payment arrangements	(54)	(111)
Asset impairments	1,298	—
Provisions for (recoveries of) bad debt expense and billing adjustments	873	(366)
Charges for transaction processing provisions	2,632	2,109
Deferred income tax expense (benefit)	(9,738)	7,754
(Gain) loss on disposal of equipment, net	(1,429)	11
Gain on disposal of subsidiary	—	(131)
Changes in operating assets and liabilities:
Accounts receivable	19,410	(2,698)
Prepaid expenses, other current assets and other long-term assets	4,508	(25,383)
Accounts payable	(13,239)	27,276
Accrued salaries and employee benefits	(11,489)	(14,031)
Other current liabilities and other long-term liabilities	13,005	10,407

Net cash provided by operating activities	199,294	195,708

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(12,543)	(17,189)
Additions to licensed computer software from vendors	(5,882)	(20,812)
Additions to internally developed computer software	(9,242)	(9,406)
Proceeds from sale of tradename	4,500	—
Cash used in acquisitions, net of cash acquired	(45,287)	(148,531)
Additions to contract acquisition costs	(16,007)	(19,888)

Net cash used in investing activities	(84,461)	(215,826)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(14,494)	(7,858)
Proceeds from exercise of stock options	1,339	378
Excess tax benefit from share-based payment arrangements	54	111
Repurchase of common stock	(35,700)	(1,075)
Purchase of noncontrolling interests	(174,050)	—
Subsidiary dividends paid to noncontrolling shareholders	(448)	(250)
Dividends paid on common stock	(27,129)	(27,605)

Net cash used in financing activities	(250,428)	(36,299)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	4,134	(5,545)

Net increase (decrease) in cash and cash equivalents	(131,461)	(61,962)
Cash and cash equivalents at beginning of period	394,795	449,955

Cash and cash equivalents at end of period	$263,334	387,993

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TSYS Announces Second Quarter 2011 Earnings

Supplemental Information:

	Accounts on File
	Total
	June	June	%
(in millions)	2011	2010	Change
Consumer Credit	187.6	180.9	3.7
Government Services	30.0	27.0	11.3
Retail	23.7	23.6	0.4

Total Consumer	241.3	231.5	4.2
Commercial	55.2	48.2	14.7
Other	6.7	5.5	20.1

Subtotal	303.2	285.2	6.3
Prepaid/Stored Value	72.8	47.6	53.1

Total AOF	376.0	332.8	13.0

Growth in Accounts on File (in millions):

	June 2010 to	June 2009 to
	June 2011	June 2010
Beginning balance	332.8	349.5
Change in accounts on file due to:
Internal growth of existing clients	26.3	22.5
New clients	33.0	31.4
Purges/Sales	(14.7)	(41.2)
Deconversions	(1.4)	(29.4)

Ending balance	376.0	332.8

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TSYS Announces Second Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP
Non-GAAP Measures
The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2011 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 3.9% as compared to a reported GAAP increase of 2.4%. The schedule below also provides a reconciliation of revenues and basic EPS excluding revenues from termination fees.
The non-GAAP financial measures of constant currency and revenues and basic EPS excluding revenues from termination fees, with respect to year to date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.
TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.
Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.
TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.
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TSYS Announces Second Quarter 2011 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison
(unaudited)
(in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2011	2010	Change	2011	2010	Change

Consolidated
Constant currency (1)	$438,806	430,887	1.8%	$864,801	844,350	2.4%
Foreign currency (2)	8,748	—		12,184	—

Total revenues	$447,554	430,887	3.9%	$876,985	844,350	3.9%

Constant currency (1)	$77,793	79,829	(2.6)%	$150,029	159,541	(6.0)%
Foreign currency (2)	736	—		1,528	—

Operating income	$78,529	79,829	(1.6)%	$151,557	159,541	(5.0)%

International Services
Constant currency (1)	$85,335	74,769	14.1%
Foreign currency (2)	8,443	—

Total revenues before reimbursable items	$93,778	74,769	25.4%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.

(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.
Revenue and BASIC EPS Excluding Termination Fees
(unaudited)
(in thousands except per share data)

	Three Months Ended June 30,			Six Months Ended June 30,
			Percent			Percent
	2011	2010	Change	2011	2010	Change

Consolidated
Total Revenues	$447,554	430,887	3.9%	$876,985	844,350	3.9%
Less:
Termination Fees	—	9,528		—	32,667

Total revenues excluding termination fees	$447,554	421,359	6.2%	$876,985	811,683	8.0%

Income from continuing operations, net of tax, available to TSYS common shareholders	$53,747	49,977	7.5%	$102,537	101,731	0.8%
Less:
Termination Fees, net of tax	—	6,085		—	21,011

Income from continuing operations, net of tax, available to TSYS common shareholders, excluding termination fees	$53,747	43,892	22.5%	$102,537	80,720	27.0%

Average common shares and participating securities	192,625	197,344		193,117	197,260

BASIC EPS — Income from continuing operations, net of tax, available to TSYS common shareholders	$0.28	0.25	10.1%	$0.53	0.52	3.0%
Less:
Termination Fees, net of tax	—	0.03		—	0.11

BASIC EPS — Income from continuing operations, net of tax, excluding termination fees available to TSYS common shareholders	$0.28	0.22	25.4%	$0.53	0.41	29.8%

Note: Earnings per share may not foot due to rounding.
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